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Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 and for the three months ended March 31, 2005, and the unaudited pro forma condensed consolidated balance sheet at March 31, 2005, have been prepared using the historical financial statements of Whittier, as adjusted to reflect the full cost method of accounting, and the historical financial statements of RIMCO included elsewhere herein and in Exhibit 99.1 to our Form 8-K/A, filed with the Securities and Exchange Commission on May 17, 2005, under the assumptions set forth in the accompanying footnotes.

        On April 18, 2005, Whittier and RIMCO entered into a definitive agreement pursuant to which Whittier will acquire RIMCO for approximately $55 million in cash and $1 million in assumed liabilities. Additionally, RIMCO will distribute $16.3 million in cash dividends to its stockholders prior to closing the Acquisition. This transaction will be accounted for by Whittier using the purchase method of accounting. Operating results for Whittier's 2004 acquisitions in Lafourche Parish, Louisiana and in South Texas in May and June 2004, respectively, are presented for the period after their acquisition date.

        Whittier expects to enter into a three year, $75 million senior revolving credit facility with funding to occur upon closing of the Acquisition. The revolving credit facility is expected to provide for a preliminary borrowing base of up to $30.5 million. To secure borrowings, we will pledge 100% of the shares of stock of our domestic subsidiaries and will grant first priority perfected liens on 85% of the total present value of our domestic oil and gas properties. For presentation purposes, the unaudited pro forma financial statements assume equity financing proceeds of $50 million at a price of $2.00 per share. The assumed equity financing also gives effect to an assumed one-for-three reverse stock split.

        The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004 assume the Acquisition and related financial transactions occurred as of January 1, 2004. The unaudited pro forma condensed consolidated balance sheet of the merged company gives effect to the Acquisition and assumed financial transactions as if they had occurred December 31, 2004. The unaudited pro forma condensed consolidated financial statements do not purport to represent what our results of operations would have been if such transactions had occurred on such dates.

        Whittier's historical financial information was prepared using the successful efforts method of accounting. Financial information is used in the unaudited pro forma consolidated condensed financial information as if Whittier had used the full cost method of accounting. This presentation, together with an explanation of the adjustments required to present the Whittier financial information on the full cost basis is presented in Note 8 of the unaudited pro forma consolidated condensed financial information and serves as the basis for the amounts presented in the unaudited condensed consolidated balance sheet as of March 31, 2005 and the unaudited condensed consolidated statements of operations for the year ended December 31, 2004 and the three months ended March 31, 2005.

        The information prepared is only a summary and you should read it in conjunction with the historical financial statements and related notes contained in Whittiers' Form 10-K and 10-Q filed with the SEC and the historical financial information for RIMCO contained herein.

WHITTIER ENERGY CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(in thousands of dollars, except per share data)

	Whittier As Adjusted(1)(8)	RIMCO Historical	Pro Forma Adjustments		Whittier Pro Forma Adjusted
Consolidated Statements of Operations
Revenues:
Oil and gas revenues	$10,132	$17,282			$27,414
Other operating income	—	236			236

Gross income from operations	10,132	17,518			27,650
Costs and Expenses:
Lease operating expenses	2,962	3,522			6,484
Production taxes	1,230	753			1,983
Depreciation, depletion and amortization	2,423	4,583	(4,583	)(2)	9,884
			7,461	(2)
General and administrative expenses	1,737	3,070			4,807

Total costs and expenses	8,352	11,928			23,158

Income from operations	1,780	5,590			4,492
Other income (expense):
Interest income (expense), net	(307)	201	72	(3)	(302)
			(268	)(3)
Other	(203)	(12)			(215)

Total other income (expense)	(510)	189			(517)

Income before income taxes	1,270	5,779			3,975
Income tax benefit (provision)	125	(4,478)	4,478	(4)	(1,087)

			(1,212	)(4)
Net income	$1,395	$1,301			$2,888

Basic net income per share	$0.39	N/A			$0.24
Diluted net income per share	$0.36	N/A			$0.23
Weighted average shares outstanding:
Basic	3,613	N/A	8,529	(5)	12,142
Fully diluted	3,854	N/A	8,529	(5)	12,383

(see accompanying notes)

WHITTIER ENERGY CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2005

(in thousands of dollars, except per share data)

	Whittier As Adjusted(1)(8)	RIMCO Historical	Pro Forma Adjustments		Whittier Pro Forma Adjusted
Consolidated Statements of Operations
Revenues:
Oil and gas revenues	$2,801	$4,839			$7,640

Gross income from operations	2,801	4,839			7,640
Costs and Expenses:
Lease operating expenses	813	473			1,286
Production taxes	252	273			525
Depreciation, depletion and amortization	659	1,143	(1,143	)(2)	2,575
			1,916	(2)
Ineffective portion of hedge contracts	185	—			185
General and administrative expenses	388	631			1,019

Total costs and expenses	2,297	2,520			5,590

Income from operations	504	2,319			2,050
Other income (expense):
Interest income (expense), net	(94)	78	18	(3)	44
			42	(3)
Other	113	—			113

Total other income (expense)	19	78			157

Income before income taxes	523	2,397			2,207
Income tax benefit (provision)	(183)	(920)	920	(4)	(772)

			(589	)(4)
Net income	$340	$1,477			$1,435

Basic net income per share	$0.09	N/A			$0.12
Diluted net income per share	$0.08	N/A			$0.11
Weighted average shares outstanding:
Basic	3,841	N/A	8,529	(5)	12,370
Fully diluted	4,173	N/A	8,529	(5)	12,702

(see accompanying notes)

WHITTIER ENERGY CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AT MARCH 31, 2005

(in thousands of dollars)

	Whittier As Adjusted(1)(8)	RIMCO Historical	Pro Forma Adjustments		Whittier Pro Forma Adjusted
Assets
Current Assets:
Cash and cash equivalents	$1,802	$15,073	(16,260	)(6)	$1,801
			1,186	(7)
Accounts receivable, net	2,218	4,182			6,400
Prepaid assets and other	1,000	224			1,224

Total current assets	5,020	19,479			9,425
Oil and Gas Properties, Full Cost Method
Subject to amortization	24,699	51,908	(51,908	)(7)	87,166
			62,467	(7)
Not subject to amortization	2,668	5,461	(5,461	)(7)	18,285
			15,617	(7)
Allowance for depreciation, depletion, and amortization	(6,744)	(25,601)	25,601	(7)	(6,744)

	20,623	31,768			98,707
Other Assets	2,798	13	475	(7)	3,286

Total Assets	$28,441	$51,260			$111,418

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	3,256	1,555			4,811
Commodity price hedging contracts	2,596	—			2,596
Current maturities of long-term debt	1,500	1,000	(2,500	)(7)	—
Other current liabilities	42	2			44

Total current liabilities	7,394	2,557			7,451
Revolving Credit Facility	6,945	—	(6,945	)(7)	21,000
			21,000	(7)
Convertible Subordinated Note Payable	1,787	—			1,787
Deferred Income Tax Liability	959	5,295	(5,295	)(7)	22,468
			21,509	(7)
Asset Retirement Obligation	127	438			565
Commodity Price Hedging Contracts	1,450	—			1,450
Other Accrued Liabilities	—	281	344	(7)	625
Stockholders' Equity
Common stockholders' equity	12	2	7	(7)	21
Additional paid-in capital	5,165	35,644	(4,595	)(6)	51,441
			15,227	(7)
Note receivable from stockholders	—	(2,530)	2,530	(7)	—
Treasury stock	—	(2,100)	2,100	(7)	—
Unrealized gain on marketable securities	453	8			461
Unrealized loss on commodity price hedging contracts	(2,502)	—			(2,502)
Retained earnings	6,651	11,665	(11,665	)(6)	6,651

Total Stockholders' Equity	9,779	42,689			56,072

Total Liabilities and Stockholders' Equity	$28,441	$51,260			$111,418

(see accompanying notes)

Notes to Unaudited Pro Forma Condensed Consolidated Financial Data

        The unaudited pro forma financial data have been prepared to give effect to the Acquisition, $21 million in assumed debt, $50 million in assumed equity financing and a one-for-three reverse split of Whittier's common stock. Information under the column Pro Forma Adjustments gives effect to the adjustments related to the Acquisition for related equity and debt financing activities, as well as a cash dividend distribution of $16.3 million to be made by RIMCO to its common stockholders immediately before completion of the Acquisition. Operating results for Whittier's 2004 acquisitions in Lafourche Parish, Louisiana and in South Texas in May and June 2004, respectively, are presented for the period subsequent to the date of those acquisitions. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of future operating results. The pro forma adjustments are as follows:

(1)
Whittier's consolidated financial statements have been adjusted to reflect the full cost method of accounting, which Whittier will adopt upon consummation of the Acquisition and the effect of the one-for-three reverse stock split. See Note 8 on the following page.

(2)
To adjust depreciation, depletion, and amortization expense to reflect the purchase price allocated to the Acquisition using the units of production method under full cost accounting.

(3)
To adjust interest expense to reflect financing activities related to the Acquisition.

(4)
To record income tax expense on the pro forma combined operating results using an effective federal and statutory rate of 35%. Pro forma operating results for the year ended December 31, 2004 do not reflect the income tax effect of RIMCO's distribution of certain royalty interests as of January 1, 2004. See Note 2 on page F-10 of RIMCO's historical consolidated financial statements.

(5)
To record the issuance of common stock in an assumed $50 million equity financing after giving effect to an assumed one-for-three reverse split.

(6)
To record the effect of the $16.3 million dividend payable by RIMCO to its stockholders immediately prior to the Acquisition under the terms of the definitive agreement.

(7)
To record the effect of the Acquisition, including the assumed offering and anticipated borrowings under the revolving credit agreement.

(8)
The information in this note to the unaudited pro forma condensed consolidated financial statements sets out the basis and assumptions on which Whittier's historical balance sheet as of March 31, 2005 and the historical audited statement of operations for the year ended December 31, 2004 and unaudited statement of operations for the period ended March 31, 2005, were adjusted to reflect utilization of the full cost method of accounting for oil and gas producing companies used in preparing the unaudited pro forma condensed consolidated financial statements for Whittier.

  All financial information presented in the columns titled Whittier Historical was prepared using the successful efforts method of accounting for oil and gas properties. Upon the completion of the Acquisition, Whittier intends to adopt the full cost method of accounting for its oil and gas properties. The management of Whittier believes that subsequent to the Acquisition, the full cost method is preferable for a company more actively involved in the exploration and development of oil and gas reserves. Additionally, the full cost method is used by the majority of Whittier's peers and management believes the change will improve the comparability of Whittier's financial statements with its peer group. Furthermore, RIMCO has used the full cost method of accounting for its operations and RIMCO's assets constitute more than 50% of the combined company's assets.

  The Pro Forma Full Cost Adjustments column reflects the adjustments necessary to present Whittier's financial statements on the full cost method of accounting. As prescribed by full cost accounting rules, all costs associated with property acquisition, exploration, and development activities are capitalized. Exploration and development costs include dry hole costs, geological and geophysical costs, direct overhead related to exploration and development activities and other costs incurred for the purpose of finding oil and gas reserves. Salaries and benefits paid to employees directly involved in the exploration and development of oil and gas properties as well as other internal costs that can be specifically identified with acquisition, exploration, and development activities are also capitalized.

  In accordance with full cost accounting rules, Whittier is subject to a limitation on capitalized costs. The capitalized cost of oil and gas properties, net of accumulated depreciation, depletion, and amortization, may not exceed the estimated future net cash flows from proved oil and gas reserves discounted at 10 percent, plus the lower of cost or fair market value of unproved properties as adjusted for related tax effects. If capitalized costs exceed this limit ("Ceiling Limitation"), the excess must be charged to expense. Whittier would not have been required to record any adjustment to earnings due to the Ceiling Limitation as of December 31, 2004 or March 31, 2005.

  The costs of certain unevaluated oil and gas properties and wells being drilled are not included in the costs subject to amortization. Whittier has assessed costs not being amortized for possible impairments or reductions in value. If a reduction in value had occurred, the portion of the carrying cost in excess of the current value would have been transferred to the costs subject to amortization. The following table reflects the foregoing adjustments.

Note 8 (Continued)

WHITTIER ENERGY CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(in thousands of dollars, except per share data)

	Whittier Historical		Pro Forma Full Cost Adjustments		Whittier As Adjusted
Consolidated Statements of Operations
Revenues:
Oil and gas revenues	$10,132				$10,132
Other operating income	840		(840	)(a)	—

Gross income from operations	10,972				10,132

Costs and Expenses:
Lease operating expenses	2,962				2,962
Production taxes	1,230				1,230
Depreciation, depletion and amortization	2,470		(47	)(b)	2,423
Exploration expense	891		(891	)(c)	—
General and administrative expenses	1,930		(193	)(c)	1,737

Total costs and expenses	9,483				8,352

Income from operations	1,489				1,780
Other income/(expense):
Interest expense, net	(396)		89	(c)	(307)
Other	(203)				(203)

Total other income/(expense)	(599)				(510)

Income before income taxes	890				1,270
Income tax benefit	257		(132	)(d)	125

Net income	$1,147				$1,395

Basic net income per share	$0.32	(f)			$0.39
Diluted net income per share	$0.30	(f)			$0.36
Weighted average shares outstanding:
Basic	3,613	(f)			3,613
Fully diluted	3,854	(f)			3,854

(see accompanying notes on page 43)

Note 8 (Continued)

WHITTIER ENERGY CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2005

(in thousands of dollars, except per share data)

	Whittier Historical	Pro Forma Full Cost Adjustments		Whittier As Adjusted
Consolidated Statements of Operations
Revenues:
Oil and gas revenues	$2,801			$2,801

Gross income from operations	2,801			2,801

Costs and Expenses:
Lease operating expenses	813			813
Production taxes	252			252
Depreciation, depletion and amortization	688	(29	)(b)	659
Exploration expense	16	(16	)(c)	—
Ineffective portion of hedge contracts	185			185
General and administrative expenses	437	(49	)(c)	388

Total costs and expenses	2,391			2,297

Income from operations	410			504
Other income/(expense):
Interest expense, net	(104)	10	(c)	(94)
Other	113			113

Total other income/(expense)	9			19

Income before income taxes	419			523
Income tax expense	(147)	(36	)(d)	(183)

Net income	$272			$340

Basic net income per share	$0.07			$0.09
Diluted net income per share	$0.07			$0.08
Weighted average shares outstanding:
Basic	3,841			3,841
Fully diluted	4,173			4,173

(see accompanying notes on page 43)

Note 8 (Continued)

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

AT MARCH 31, 2005

(in thousands of dollars)

	Whittier Historical	Pro Forma Full Cost Adjustments		Whittier As Adjusted
Assets
Current Assets
Cash and cash equivalents	$1,802			$1,802
Accounts receivable, net	2,218			2,218
Prepaid assets and other	1,000			1,000

Total current assets	5,020			5,020
Oil and Gas Properties
Subject to amortization	24,954	(255	)(c)	24,699
Not subject to amortization	1,951	717	(c)	2,668
Allowance for depreciation, depletion, and amortization	(6,914)	170	(b)	(6,744)

	19,991			20,623
Other Assets	2,798			2,798

Total Assets	$27,809			$28,441

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable	$3,256			$3,256
Commodity price hedging contracts	2,596			2,596
Current maturities of long-term debt	1,500			1,500
Other current liabilities	42			42

Total current liabilities	7,394			7,394
Revolving credit facility	6,945			6,945
Convertible subordinated note payable	1,787			1,787
Deferred income tax liability	754	205	(d)	959
Asset retirement obligation	127			127
Commodity price hedging contracts	1,450			1,450
Stockholders' Equity
Common stockholders' equity	12			12
Additional paid-in capital	5,165			5,165
Unrealized gain on marketable securities	453			453
Unrealized loss on commodity price hedging contracts	(2,502)			(2,502)
Retained earnings	6,224	427	(e)	6,651

Total stockholders' equity	9,352			9,779

Total liabilities and stockholders' equity	$27,809			$28,441

  (a)
  Adjustment to reverse the gain from the sale of oil and gas properties and lease bonus income offset against capitalized oil and gas property costs under full cost accounting.
  (b)
  Adjustment to reflect depreciation, depletion and amortization as calculated using the units of production method under the full cost method of accounting.
  (c)
  Adjustment to capitalize costs previously expensed under successful efforts relating to exploratory dry hole costs, geological and geophysical costs, additional capitalized interest expense, and general and administrative costs directly attributable to the acquisition, exploration and development of oil and gas properties.
  (d)
  Adjustment to deferred income taxes for the above adjustments at a statutory rate of 35%.
  (e)
  Adjustment to retained earnings to record the net effect of the change to the full cost method of accounting.
  (f)
  Share and per share data have been adjusted to give effect to the one-for-three reverse stock split.

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  Exhibit 99.4
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
WHITTIER ENERGY CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 (in thousands of dollars, except per share data)
WHITTIER ENERGY CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2005 (in thousands of dollars, except per share data)
WHITTIER ENERGY CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT MARCH 31, 2005 (in thousands of dollars)
Notes to Unaudited Pro Forma Condensed Consolidated Financial Data
WHITTIER ENERGY CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 (in thousands of dollars, except per share data)
WHITTIER ENERGY CORPORATION UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2005 (in thousands of dollars, except per share data)
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET AT MARCH 31, 2005 (in thousands of dollars)